The Bank of Tampa

POST OFFICE BOX ONE
TAMPA, FLORIDA 33601-0001

James Edward "Ed" Newton
SENIOR VICE PRESIDENT

WATERS AVENUE OFFICE
5401 WEST WATERS AVENUE
TAMPA, FLORIDA 33634
(813) 872-1387
FAX (813) 249-2992
E-MAIL: jenewton@bankoftampa.com

January 11th, 2010

Mr. Kevin Fitzgerald, President
Southwest Signal, Inc.
1925 Georgia Avene
Englewood, Florida 34224-5413

Dear Kevin:

Please accept this letter as a commitment from The Bank of Tampa ("Bank") to issue a $1,000,000.00 irrevocable standby letter of credit ("LC") for Southwest Signal, Inc. ("Borrower"). The LC is granted subject to the following terms and conditions.

Borrower:	Southwest Signal, Inc.
LC Amount:	$1,000,000.00 Irrevocable Standby Letter of Credit.
Fee:	LC fee of $1,000.00.
Beneficiary:	St. George Investments, LLC.
Conditions:	LC shall not be issued until Borrower's $1,000,000.00 working capital line of credit has been paid down to a zero balance. After the Borrower's $1,000,000.00 working capital line of credit has been paid down to a zero balance, no draws on the subject line shall be permitted until the LC expires or the original LC has been returned to the Bank.
Expiration Date:	February 25th, 2010.
Guarantors:	Kevin J. Fitzgerald and Pamela W. Fitzgerald

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

SELLERS:

____
KEVIN J. FITZGERALD

____
PAMELA W. FITZGERALD

CORPORATION:

SOUTHWEST SIGNAL, INC.,
a Florida subchapter-S corporation

By: ________________________
Kevin J. Fitzgerald,
President

By: ________________________
Pamela W. Fitzgerald,
Vice President

PURCHASER:

EGPI FIRECREEK, INC.,
a Nevada corporation

By: ________________________
Name: ________________________
Title: ________________________

LENDER:

ST. GEORGE INVESTMENTS, LLC,
an Illinois limited liability company

By: ________________________
Name: ________________________
Title: ________________________

REQUARTZ ATLANTA, LLC

By: ________________________
Name: ________________________
Its: ________________________

ACKNOWLEDGED:

THE BANK OF TAMPA

By: [signature]
Its: Senior Vice President

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